Exhibit 99.1 Preserving ® Sight for Life Webcast to Present 52-Week LUNA and 4- Year OPTIC Results and Pivotal Program th November 18 , 2024

Forward-Looking Statements Statements contained in this document and any accompanying presentation regarding matters, events, statistics, or clinical or financial results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the potential benefits of Ixo-vec as a treatment of wet AMD, including the potential best-in-class product profile, clinical activity, favorable safety profile and long-term benefit; plans and milestones related to Adverum’s product candidates, clinical studies and trials (including the trial design of the Ixo-vec Phase 3 pivotal program and anticipated initiation timing), and regulatory filings; the therapeutic and commercial potential of Adverum’s product candidates; expectations regarding the size of the market for Ixo-vec; the potential of Ixo-vec to transform the treatment paradigm for patients with wet AMD; Adverum’s cash sufficiency and runway; and other statements containing the words “anticipates,” “may,” “potential,” “will” and similar expressions, all of which are based on certain assumptions made by Adverum on current conditions, expected future developments and other factors Adverum believes are appropriate under the circumstances. Adverum may not consummate any of these plans or these product, clinical development, process development, manufacturing, or regulatory goals in a timely manner, or at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the risk that Adverum’s resources will not be sufficient for Adverum to conduct or continue planned development programs and planned clinical trials, the risk that preliminary or interim data from Adverum’s clinical trials may change as more patient data become available, the risk of a delay in the enrollment of patients in Adverum’s clinical studies or in the manufacturing of products to be used in such clinical studies, risks and uncertainties inherent in the product development and the regulatory approval process, the risk that Adverum will not be able to successfully develop, manufacture, or commercialize any of its product candidates and the risk that Adverum will be delayed in receiving or fail to receive required regulatory approvals. Additional risks and uncertainties facing Adverum are set forth under the caption “Risk Factors” and elsewhere in Adverum’s Securities and Exchange Commission (SEC) filings and reports, including Adverum’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 18, 2024 and in our Quarterly Reports on Form 10-Q for the quarterly periods ended subsequent to our filing such Annual Report on Form 10-K, as well as any amendments thereto reflected in subsequent filings with the SEC. All forward-looking statements contained in this document speak only as of the date on which they were made. Adverum undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. This document contains, and any accompanying presentation may contain, estimates, projections and other information concerning Adverum’s industry, business and the markets for certain drugs, including data regarding the estimated size of those markets, their projected growth rates and the incidence of certain medical conditions. Information that is based on estimates, forecasts, projections or similar methodologies is inherently subject to uncertainties and actual amounts may differ materially from amounts reflected in this information. Unless otherwise expressly stated, Adverum obtained this industry, business, market and other data from reports, research surveys, studies and similar data prepared by third parties, industry, medical and general publications, government data and similar sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as representations made by, Adverum. 2

Today’s Agenda Welcome & Key Takeaways Patient Preference Survey 01 05 Laurent Fischer, MD Laurent Fischer, MD President & Chief Executive Officer President & Chief Executive Officer Ixo-vec & Wet AMD Commercial Opportunity 02 06 Laurent Fischer, MD Jason Mitchell President & Chief Executive Officer Chief Commercial Officer 4-Year OPTIC & 52-week 03 07 KOL Panel LUNA Results Moderator: Star Seyedkazemi, PharmD Star Seyedkazemi, PharmD Chief Development Officer Chief Development Officer Key Pivotal Program Elements 04 Conclusions & Q&A 08 Rabia Gurses Ozden, MD Adverum Management Chief Medical Officer 3

Adverum Participants Laurent Fischer, MD Rabia Gurses Ozden, MD Star Seyedkazemi, PharmD President and Chief Medical Officer Chief Development Officer Chief Executive Officer Linda Rubinstein Mike Zanoni Jason Mitchell Peter Soparkar Chief Financial Officer Head of Investor Relations Chief Commercial Officer Chief Operating Officer 4

Key Opinion Leader Participants Szilárd Kiss, MD Charles C. Wykoff, MD, PhD Mark Barakat, MD Distinguished Professor of Ophthalmology, Director of Research, Director of Clinical Research Director of Retina Service Retina Consultants of Texas Retina Macula Institute of Arizona Cornell University Adverum Board Member 5

Key Takeaways

Ixo-vec's Derisked Phase 3 and Commercial Profile

Clinical updates underscore Ixo-vec's potential best-in-class product profile

LUNA

OPTIC
Gene Therapy in nAMD

- **Potential best-in-class product profile**
  >50% injection free and >80% treatment burden reduction in hard-to-treat patients
- **10X safety margin with >4 years follow-up**
- **No OPTIC 2E11 patients had inflammation at Year 1 and through Year 4**
- **No LUNA 6E10 patients had inflammation at 52 weeks or any subsequent visit**
  Favorable safety profile with local prophylaxis
- **LUNA patient survey demonstrates strong patient preference for Ixo-vec**

ARTEMIS
Phase 3 Trial

6E10	EOP2	284	Broad	1H25
With topical steroid eyedrops	US study, incorporates FDA feedback	Patients	Patient population	Expected Phase 3 initiation

7

ADVERUM

No inflammation: no ≥ 1 AC/V cells; OPTIC 2E11 participant with inflammation at year 2.5 underwent a cataract surgery near the start of OPTIC EXT.; EOP2: End of Phase 2 Meeting

DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024

5+ Years of Clinical Experience Establish 10x Safety Margin Ixo-vec 6E10 with extended prophylaxis de-risks Phase 3 & commercialization 6E11 N=15 2E11 N=15 4+ Years Clinical Data 8 DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024 Dose (vg/eye) 10x Safety Margin

5+ Years of Clinical Experience Establish 10x Safety Margin Ixo-vec 6E10 with extended prophylaxis de-risks Phase 3 & commercialization 6E11 Phase 3 Dose N=15 ü Enhanced Safety Profile ü Extended Steroid Prophylaxis ü Potential Best-in-Class Efficacy Profile 2E11 2E11 N=15 N=30 6E10 N=30 4+ Years Clinical Data 9 DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024 Dose (vg/eye) 10x Safety Margin

6E10 Dose Selected to Maximize Phase 3 and Commercial Success Demonstrates potential best-in-class product profile Benefit Safety Treatment Burden % Receiving ≤ 1 Injection Injection Free % With AC ≥1+ Ph3 Go-Forward Dose Reduction Steroids for IOI 6E10 88% 75% 54% 0% 4% (n = 28) N=1 2E11 92% 79% 69% 3% 7% (n = 29) 2E11 84% 73% 60% 0% 27% (n = 15) 6E11 97% 87% 87% 0% 60% (n = 15) Potential best-in-class clinical activity with enhanced safety profile of 6E10 for pivotal studies 10 Benefit comparison provided for outcomes measured over the initial 52 weeks of LUNA and OPTIC. Safety comparison provided for outcomes measured at 52 weeks for LUNA and OPTIC. DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024

Reliable Benefit & Predictable Safety Profile Enable True Paradigm Shift 4-year OPTIC & 52-week LUNA data underscore Ixo-vec’s profile Demonstrated Reliable Long-Term Benefit 78% of patients who were injection free through year 1 remained injection free through year 4 88% of patients who were injection free through year 2 remained injection free through year 4 Demonstrated Predictable Safety Profile with Extended Local Prophylaxis NO new onset of inflammation after week 30 100% of inflammation resolved by year 1 11 No inflammation: no ≥ 1 AC/V cells; OPTIC results refer to 2E11 dose DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024

Ixo-vec & wet AMD

Large and Growing Global Market Opportunity

Wet AMD physicians and patients embrace innovation

Wet Age-Related Macular Degeneration

A leading cause of vision loss among older adults

1.5M
US Patients

20M
Worldwide

~200k US patients diagnosed annually

Up to 42% of patients develop bilateral disease within 2-3 years of initial diagnosis

Multi-Billion Dollar Market Opportunity

Growth driven by aging population and product innovation



Global Wet AMD Sales
~$6B
~$9B
~$13B
2015
2025E
2035E

13

Sources: Bright Focus Foundation. Age-Related Macular Degeneration: Facts & Figures.; Wong WL, et al. Global prevalence of age-related macular degeneration and disease burden projection for 2020 and 2040: a systematic review and meta-analysis. Lancet Glob Health. 2014;2:106–16.; Gangnon RE et al. (2015) JAMA Ophthalmol; 133 (2): 125–132.; 2023 Cowen Equity Research – Therapeutic Categories Outlook.; Company estimates.

ADVERUM

Real-World Vision Declines Due to Chronic Undertreatment 10 5 0 IRIS (N>160,000) -5 HORIZON (N=600) Gilles, al (N=1,212) CATT (N=647) -10 SEVEN-UP (N=65) -15 0 1 2 3 4 5 6 7 Years Up to ~40% STOP anti-VEGF over 2 years and up to 57% stop over 5 years Sources: https://futureofvision.global/home/the-reality-of-retinal-disease.html. Adapted from Singer MA, et al. Ophthalmology. 2012;119(6):1175-1183. Adapted from Gillies MC, et al. Ophthalmology. 2015;122(9):1837- 14 1845. Adapted from Comparison of Age-related Macular Degeneration Treatments Trials (CATT) Research Group, Maguire MG, et al. Ophthalmology. 2016;123(8):1751-1761. Adapted from Rofagha S, et al.; Ophthalmology. 2013;120(11):2292-2299. Wykoff CC, Garmo V, Tabano D, et al, Ophthalmol Sci. 2023;4(2):100421. Mean Letter Change From Baseline

Real-World Vision Declines Due to Chronic Undertreatment Ixo-vec designed to deliver stable aflibercept to maintain long-term vision Ixo-vec 10 5 0 IRIS (N>160,000) -5 HORIZON (N=600) Gilles, al (N=1,212) CATT (N=647) -10 SEVEN-UP (N=65) -15 0 1 2 3 4 5 6 7 Years Up to ~40% STOP anti-VEGF over 2 years and up to 57% stop over 5 years 15 *Potential long-term vision outcome with Ixo-vec. Sources: https://futureofvision.global/home/the-reality-of-retinal-disease.html. Adapted from Singer MA, et al. Ophthalmology. 2012;119(6):1175-1183. Adapted from Gillies MC, et al. Ophthalmology. 2015;122(9):1837-1845. Adapted from Comparison of Age-related Macular Degeneration Treatments Trials (CATT) Research Group, Maguire MG, et al. Ophthalmology. 2016;123(8):1751-1761. Adapted from Rofagha S, et al.; Ophthalmology. 2013;120(11):2292-2299. Wykoff CC, Garmo V, Tabano D, et al, Ophthalmol Sci. 2023;4(2):100421. Mean Letter Change From Baseline

Undertreatment Often Results from Barriers to Treatment Physician ASRS survey underscores need for more durable treatments Barriers to Treatment More Durable Treatment Options Are Needed Physician Survey: Unmet Needs In Treating Wet AMD and DME Needle Anxiety Comorbidities 74% Greater Durability 79% 55% Improved Vision 50% Missed Injections 58% Longer VEGF Suppression 47% 46% Stable Anatomy Life Events Lack of Transportation 30% International US Ixo-vec may address unmet need in wet AMD by delivering stable aflibercept 16 Hahn P, ed. ASRS 2023 Preferences and Trends Membership Survey. Chicago, IL. American Society of Retina Specialists; 2023.

Ixo-vec Positioned to Transform Treatment Paradigm In contrast, 2nd generation wet AMD treatments are only incremental advancements Ixo-vec designed to deliver stable and continuous aflibercept 5+ years % Injection Potential 2024 Free US Revenue 4D-150 (Investigational) Paradigm Shift Ixo-vec >50% [Discontinued Q26W and Relaunched] nd Q8-Q16W $1.6B 2 Generation Q8-Q16W $4.3B 0% Q8W $4.6B st 1 Generation Q4W $23M Q12W Q26W 1Y 2Y 5Y+ 17 Potential 2024 US revenue is extrapolated from Q3 2024 public filings of each company’s reported financial results and is for all indications

Ixo-vec Delivers Anti-VEGF Aflibercept via Single Intravitreal Injection

7m8 capsid enables delivery of stable aflibercept levels into the retina



AAV.7m8
AAV.7m8 monomer
Loop IV
Loop IV 7m8 insert



IVT injection
Retina
ILM
Ganglion Cells
Inner Nuclear Membrane
Photoreceptors
RPE



Promoter
Aflibercept
PolyA
Ixo-vec
CNV
IVT injection
Aflibercept secretion by retina
Durable suppression of CNV

AAV.7m8: Created by Directed Evolution

- Engineered for IVT administration; peptide loop enables 7m8 to cross the inner limiting membrane (ILM)
- AAV.7m8 delivers aflibercept to the retina

AAV.7m8 for IVT Gene Therapy

- Validated in 3 clinical programs
- Published in peer reviewed journals

18

Khabou et. al. Biotechnology and Bioengineering, 113:12, December 2016

ADVERUM

4-Year OPTIC & 52-week LUNA Results

OPTIC First-in-Human Trial Design

6E11 & 2E11 with short prophylaxis in hard-to-treat population

OPTIC
Gene Therapy in nAMD

Primary Objective

Long-term safety and efficacy of Ixo-vec IVT in treatment experienced patients

Secondary Objectives

- Vision maintenance (BCVA)
- Anatomy (SD-OCT)
- Need for supplemental therapy



Day -15 to -7:
Baseline
IVT Aflibercept
Day 1: Ixo-vec
2-Year Safety and Efficacy
Current Update:
4-Year
5-Year Safety and Efficacy
Screening Period
2-Year OPTIC Study
3-Year Extension Study
Corticosteroid Prophylaxis*

	Ixo-vec Dose	Corticosteroid Prophylaxis	Extension Scheduled Visits	Supplemental Aflibercept (2 mg IVT) Criteria:
Cohort 1 (n=6)	6E11	Oral, 13d	Quarterly assessments following completion of 2-year OPTIC parent study	• ≥10 letters BCVA (ETDRS) loss from baseline **OR,** • CST >75 µm increase from baseline **OR,** • New Vision-threatening hemorrhage due to AMD • After initial supplemental injection subsequent injections administered at investigator discretion
Cohort 2 (n=6)	2E11	Oral, 13d		
Cohort 3 (n=9)	2E11	Eye Drops, 6 wks		
Cohort 4 (n=9)	6E11	Eye Drops, 6 wks		

*Study timelines not to scale. *Participants in Cohorts 1 and 2 received prophylaxis of 60 mg oral prednisone for 6 days starting at Day –3 followed by 7-day taper; participants in Cohorts 3 and 4 received prophylaxis of QID difluprednate eye drops for 3 weeks starting at Day 1 followed by a 3-week taper. QID, four times daily. OPTIC: NCT03748784; OPTIC EXT: NCT04645212.*

20

ADVERUM
DATA CUT: OPTIC 21AUG2024

Preclinical Data Suggest Best-in-Class Potential of Ixo-vec at 6E10 Dose NHP studies demonstrate consistent aflibercept production with low inflammation Less-than-dose-proportional aflibercept levels across 3 logs Improved inflammation scores with lower doses (no prophylaxis) Aqueous Humor Aflibercept Levels Inflammation Scores 8 * 6 4 2 0 I I Vehicle 3E10 1E11 2E11 4E11 6E11 2E12 6E12 2E13 NHP 3E10 1E11 2E11 4E11 6E11 2E12 6E12 2E13 NHP Vehicle 3E10 1E11 2E11 4E11 6E11 2E12 6E12 2E13 Dose (vg/eye) Human equivalent Vehicle 6E10 2E11 4E11 8E11 1E12 4E12 1E13 4E13 Human equivalent 6E10 2E11 4E11 8E11 1E12 4E12 1E13 4E13 Dose (vg/eye) Dose (vg/eye) *Scale is cumulative of two parameters for maximum score of 8. 21 Schaefer-Swale K. Non-Clinical Data Support Efficacy and Tolerability of a Human Equivalent Dose of 6E10 vg/eye of ADVM-022 for the Treatment of Neovascular Age-Related Macular Degeneration. Poster presented at ASGCT 2023. Human Equivalent Dose (HED) is approximately twice the corresponding NHP dose based on eye volume. E.g., 2E11 is the HED of 1E11 NHP dose. NOAEL established at NHP dose of 1E11 vg/eye. Aflibercept (ng/l) Hackett-McDonald peak score (AC + VC)

Learnings from OPTIC Informed LUNA Phase 2 Trial LUNA goal: optimize Ixo-vec benefit / risk going into pivotal trials Objective I Objective II Determine the Determine the Optimal Phase 3 Prophylactic Dose for Phase 3 Regimen 22

LUNA Phase 2 Trial Design

6E10 & 2E11 with extended prophylaxis in hard-to-treat patients

LUNA

Multicenter, double-masked, randomized, parallel-group Phase 2 study

Key inclusion criteria: demonstrated response to anti-VEGF therapy and under active treatment for CNV secondary to nAMD (received a minimum of 2 injections within 4 months of entry), study eye BCVA in the range of 25 – 83 ETDRS letters



Day -21 to -14:
Baseline
IVT Aflibercept 2mg
DAY -7:
Randomization
DAY 1:
IVT Ixo-vec
WEEK 26:
Interim Analysis
WEEK 52:
Primary Endpoints
FIVE YEAR:
EXT Completion
Screening Period
2E11 (n=30)
6E10 (n=30)
Long-term extension ends at year five
Corticosteroid prophylaxis (21+ weeks post-dose)

Corticosteroid Prophylaxis Regimen

- Difluprednate 22 wks ± prednisone oral 10 wks
- Ozurdex IVT + difluprednate after week 4 ± prednisone oral 10 wks*
- Randomized 2:1 local versus local + oral

Supplemental Injection Criteria

- Increase in CST > 75 µm from BL confirmed by the CRC **OR**
- Loss of ≥ 10 letters in BCVA from BL due to new/worsening IRF or SRF **OR**
- New vision-threatening hemorrhage due to nAMD

23

*Study timeline and length of arrows depicted are not to scale. Baseline is defined as the day screening aflibercept is administered. *Protocol amended early in study to include difluprednate starting at week 4 to match the taper in difluprednate regimens; if initiated after week 4 visit, difluprednate may be adjusted at the discretion of investigator in consult with medical monitors (6 participants did not receive difluprednate as part of prophylaxis).*

ADVERUM

DATA CUT: LUNA 29AUG2024

Demographics and Baseline Characteristics OPTIC & LUNA evaluated hard-to-treat patients LUNA LUNA LUNA OPTIC Demographics and Baseline 6E10 2E11 Total Total Characteristics N = 30 N = 30 N = 60 N = 30 Mean age, years (SD) 75.4 (8.2) 77.7 (7.4) 76.6 (7.8) 79.0 (7.3) Female, n (%) 16 (53%) 18 (60%) 34 (57%) 15 (50%) Race, n (%) White 27 (90%) 28 (93%) 55 (92%) 30 (100%) Asian 2 (7%) 2 (7%) 4 (7%) 0 Mean years since nAMD diagnosis in the study eye 3.0 (2.9) 3.0 (3.1) 3.0 (2.9) 3.7 (2.8) (SD) Mean annualized anti-VEGF injections in year prior to 10.2 (1.7) 10.0 (3.3) 10.1 (2.6) 9.9 (1.9) Day 1 (SD) Mean BCVA, ETDRS letters (SD) 72.9 (8.8) 71.8 (6.4) 72.3 (7.7) 65.4 (7.2) Mean CST, µm (SD) 360.6 (112.0) 340.5 (119.3) 350.6 (115.2) 397.0 (137.3) Phakic lens status, n (%) 11 (37%) 11 (37%) 22 (37%) 10 (33.3%) 24 Data cut: OPTIC 21AUG2024, LUNA 29AUG2024

Ixo-vec Demonstrates Durable Therapeutic Levels After One Injection Sustained aqueous aflibercept levels up to 5 years Early aflibercept levels are associated with sustained long-term protein expression 100,000 NHP studies suggest aflibercept levels may be 7x higher in the back of the eye 10,000 1,000 100 10 LUNA 2E11 (n=18) LUNA 6E10 (n=13) OPTIC 6E11 (n=7) OPTIC 2E11 (n=10) 1 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 Years 25 LUNA Week 14 aflibercept levels plotted for 31 of 60 individual participants. LUNA revised to stop collection of AH samples. Measurements below the level of quantification of the assay (25ng/ml) are not shown. NHP data: Kiss, Szilárd et al, Molecular Therapy Methods & Clinical Development, Volume 18, 345 - 353 Data cut: OPTIC 21AUG2024, LUNA 29AUG2024 Aflibercept in Aqueous Humor (ng/mL)

Ixo-vec Demonstrates Durable Therapeutic Levels After One Injection Sustained aflibercept levels measured with 6E10 at year 1 Early aflibercept levels are associated with sustained long-term protein expression 100,000 NHP studies suggest aflibercept levels may be 7x higher in the back of the eye 10,000 1,000 100 10 LUNA 2E11 (n=18) LUNA 6E10 (n=13) OPTIC 6E11 (n=7) OPTIC 2E11 (n=10) 1 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 Years 26 LUNA Week 14 aflibercept levels plotted for 31 of 60 individual participants. LUNA revised to stop collection of AH samples. Measurements below the level of quantification of the assay (25ng/ml) are not shown. NHP data: Kiss, Szilárd et al, Molecular Therapy Methods & Clinical Development, Volume 18, 345 - 353 Data cut: OPTIC 21AUG2024, LUNA 29AUG2024 Aflibercept in Aqueous Humor (ng/mL)

Ixo-vec Reduced Treatment Burden Through 4 Years 2E11 shows >80% reduction in annualized anti-VEGF injections in every year Mean Post Ixo-vec Annual Rate Through Year 1 | 2 | 3 | 4 | | | Mean Prior Annual Rate 11 9.9 10 9 8 7 60% 53% 47% 53% 6 Injection Free Injection Free Injection Free Injection Free 5 81% 84% 84% 4 86% 3 1.9 1.6 1.6 2 1.4 1 0 2E11 Participants N=15 Annualized rate (Prior) = (number of IVTs in 12 months prior to Ixo-vec) / (days from the first IVT in the past 12 months to Ixo-vec / 365.25). 27 Annualized rate (Post) = (number of aflibercept IVTs since Ixo-vec) / (days from Ixo-vec to the last study follow-up / 365.25). Analysis includes all participants from the OPTIC study. Data cut: OPTIC 21AUG2024 Mean Annualized Number of anti-VEGF Injections (per patient)

Consistent Injection-Free Rates through 4 Years Proportion of injection-free patients consistent in each year of follow-up Injection Free 60% 53% 67% 73% By Year * OPTIC OPTIC EXT 2E11 (n = 15) -1 0 1 2 3 4 Years Early Termination Aflibercept Bevacizumab Ranibizumab Unknown Visit with no supplemental injection administered 28 *Supplemental aflibercept injections after the first one could be administered at physician’s discretion. All patients terminated due to loss to follow up, death or other reasons included for calculations across all periods [% Injection Free = (Total Cohort – Patients Rescued in Period) / (Total Cohort) * 100] Data cut: OPTIC 21AUG2024

52-Week LUNA and OPTIC Injection Burden Reduction are Consistent >80% reduction in annualized anti-VEGF injections, >50% injection free Mean Prior Annualized Rate Mean Post Ixo-vec Annualized Rate: LUNA OPTIC 11 10.2 10.1 9.9 10 -88% -92% -84% 9 8 75% 79% 73% 7 ≤ 1 Injection ≤ 1 Injection ≤ 1 Injection 6 54% 69% 60% 5 Injection Free Injection Free Injection Free 4 3 1.6 2 1.3 0.8 1 0 6E10 Participants Through Week 52 2E11 Participants Through Week 52 6E10 2E11 2E11 N=30 N=30 N=28 N=29 N=15 29 Annualized rate (Prior) = (number of IVTs in 12 months prior to Ixo-vec) / (days from the first IVT in the past 12 months to Ixo-vec / 365.25). Annualized rate (Post) = (numbers of aflibercept IVTs since Ixo-vec) / (days from Ixo-vec to last follow-up within the interim analysis period / 365.25). Data cut: OPTIC 21AUG2024, LUNA 29AUG2024 Mean Annualized Number of anti-VEGF Injections (per patient)

Potential Best-in-Class Injection-Free Rates 52-week LUNA data demonstrate >50% injection free in hard-to-treat patients LUNA 52 Weeks Overall 6E10 2E11 (N = 57) (n = 28) (n = 29) Injection Free 61% 54% 69% ≤1 Injection 77% 75% 79% ≤2 Injections 89% 89% 90% Week -52 Week -26 Study Week Week 26 Week 52 Week 91 Aflibercept No supplemental injection given Supplemental injection administered out of protocol Ranibizumab Faricimab Bevacizumab Other Early Termination 30 Doses pooled in swim lane plot to preserve investigator masking in an ongoing double masked study. Early termination patients not included in injection calculations. [% Injection Free = (Total Cohort - Early Termination Patients – Rescued Patients) / (Total Cohort – Early Termination Patients) * 100] Data cut: LUNA 29AUG2024 All Participants (N=60)

Ixo-vec Maintains BCVA & CST Demonstrated robust and durable activity through 4 years of follow up OPTIC OPTIC EXT 90 Mean BCVA Mean BCVA (90% CI) by Dose Over Time (letters) change 80 from baseline to last visit (90% CI) 70 -2.9 (-12.3, 6.5) 60 * 2E11 50 40 30 0 0 12 0 24 .5 36 48 1 60 72 1.5 84 96 2108 120 2 1.5 32 144 156 3 168 180 3.5 192 204 4 (N) 15 13 14 13 12 12 12 11 11 Mean CST (90% CI) by Dose Over Time 500 Mean CST (μm) change from 450 baseline to last visit 400 (90% CI) 350 -117.7 (-225.0, -10.5) 300 2E11 250 200 150 100 0 0 4 00 12 24 0.5 36 48 1 60 72 1.584 96 1 208 120 12 32 .5 144 156 3 168 1803.5 192 204 4 (N) 15 13 13 12 12 11 12 11 12 Years 31 *Cataract surgery Data cut: OPTIC 21AUG2024 Mean CST μm (90% CI) Mean BCVA (90% CI)

Ixo-vec Maintains BCVA & CST Both doses demonstrate robust and durable activity, consistent with OPTIC Least Squares Means Change in Best Corrected Visual Acuity (BCVA) Over Time by Dose* 15 LS Means BCVA Change 6E10 (n=29) 2E11 (n=29) from Baseline at Week 52, 10 Letters (95% CI) 5 -2.1 (-4.8, 0.7) 0 6E10 -5 -1.8 (-4.6, 0.9) 2E11 -10 -15 // BL 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 Week Least Squares Means Change in Central Subfield Thickness (CST) Over Time by Dose 150 LS Means CST Change 6E10 (n=30) 2E11 (n=30) 100 from Baseline at Week 52, μm (95% CI) 50 -10.2 (-29.0, 8.5) 0 6E10 -50 -21.9 (-40.4, -3.3) -100 2E11 -150 // 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 BL Week 32 Least Squares Means are based on Mixed Model Repeated Measures (MMRM) including dose group, baseline value, visit and visit dose group. *Excludes 1 participant at each dose with letter loss due to cataract Data cut: LUNA 29AUG2024 LS Means Change CST LS Means Change BCVA (95% CI) μm (95% CI)

OPTIC 2E11 Well Tolerated through 4 Years 100% of patients who had inflammation resolved by year 1 OPTIC OPTIC EXT OPTIC 2E11 15 AC Cells ≥1+ VC Cells ≥1+ § 2E11 was generally well tolerated through 4 2E11 years of follow up 10 § Inflammation was dose dependent, did not 5 impact vision and, when present, was responsive to local corticosteroids 0 * 0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 18 * 0 192 204 § Long-term safety data with 10-fold safety 0 0.5 1 1.5 2 2.5 3 3.5 4 Years margin from highest dose tested in nAMD Short prophylactic regimen was 13 days oral prednisone or 6 weeks of topical drops *2E11 participant with inflammation at year 2.5 underwent a cataract surgery near the start of OPTIC EXT. At the next scheduled visit (3 months later—2.5 year visit), inflammation was detected that was responsive to 33 topical corticosteroids. Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) criteria for aqueous cells and National Institutes of Health guidelines for vitreous cells. Data cut: OPTIC 21AUG2024 Count of Participants

Safety Summary: LUNA 52-Week

Ixo-vec continues to be well tolerated, supporting potential best-in-class product profile

LUNA

Ixo-vec had a favorable safety profile and was well tolerated in total LUNA population

- No Ixo-vec-related serious adverse events. All Ixo-vec-related adverse events (AEs) were either mild or moderate
  - No episcleritis, vasculitis, retinitis, choroiditis, vascular occlusion, or hypotony
- Most common Ixo-vec-related AEs were dose-dependent anterior inflammation responsive to local corticosteroid and anterior pigmentary changes with no impact on vision[1]
- 6E10 patients had no inflammation at week 52 and at any subsequent visit[2]

Local corticosteroids alone effectively minimized inflammation at both doses[3]

- No patients had inflammation at week 52 and at any subsequent visit

6E10 + topical steroid eyedrops selected for pivotal program

- No patients had inflammation at week 52 and at any subsequent visit[4]
- Only a single patient had inflammation at any timepoint, which resolved prior to week 52

34

[1]Anterior chamber cell, anterior chamber pigmentation, iris transillumination defect, iritis. [2]No inflammation: no ≥ 1 AC/VC cells. [3]Topical difluprednate with or without IVT dexamethasone (N=34). [4]Topical difluprednate alone (N=10).

ADVERUM

Data cut: LUNA 29AUG2024

Extended Local Prophylaxis Effective in Minimizing Inflammation

Inflammation responded to local corticosteroids and resolved over time



Prophylactic Steroid Usage**
Initial IVT DEX Injection
IVT DEX + DFBA
DFBA Prophylaxis Period (DFBA Only)
SCRN RAND D1 D3 D8 W2 W4 W6 W8 W10 W14 W18 W22 W26 W30 W34 W38 W42 W48 W52 W65 W78
ANTERIOR CHAMBER CELLS
None
1+
2+
3+
4+
6E10
2E11
IVT DEX + DFBA (N=7)
DFBA (N=10)



Prophylactic Steroid Usage**
Initial IVT DEX Injection
IVT DEX + DFBA
DFBA Prophylaxis Period (DFBA Only)
SCRN RAND D1 D3 D8 W2 W4 W6 W8 W10 W14 W18 W22 W26 W30 W34 W38 W42 W48 W52 W65 W78
VITREOUS CELLS
None
1+
2+
3+
4+
6E10
2E11
IVT DEX + DFBA (N=7)
DFBA (N=10)

No patients had inflammation at week 52 or at any subsequent visit

No inflammation: no ≥ 1 AC/V cells. IVT DEX = Ozurdex, DFBA = difluprednate, tr = Trace, p = Pigmented Cells, * = Mixed Pigmented / Non-Pigmented Cells, et – Early Termination. **IVT DEX + DFBA: protocol amended early in study to include difluprednate starting at week 4 to match the taper in the difluprednate only regimen; if initiated after week 4 visit, difluprednate may be adjusted at the discretion of investigator in consult with medical monitors. Due to this, difluprednate prophylaxis with IVT DEX + DFBA may have lasted up to week 34.

35

Data cut: LUNA 29AUG2024

Both LUNA Steroid Regimens Result in Enhanced Safety Profile Topical eyedrops effective at minimizing inflammation & long-term steroid need Prophylactic Regimens: IVT DEX + DFBA Initial IVT DEX DFBA Only Injection Proportion of Participants Receiving Steroids within Scheduled Prophylaxis or for Inflammation Treatment DFBA (n=10) 100% IVT DEX + DFBA (n = 7) 75% 1 participant treated at 3 participants were treated with steroids for week 52 with trace 6E10 inflammation at any point through week 52 50% VC cells 25% 0% No additional 0 1 2 3 4 5 6 7 8 9 101112131415161718192021222324252627282930313233343536373839404142434445464748495051525354 participants began Weeks receiving steroids DFBA (n=10) for inflammation IVT DEX + DFBA (n = 7) beyond 52 weeks 100% 1 participant treated at 75% 2 participants were treated with steroids for week 52 with trace inflammation at any point through week 52 AC cells 50% 2E11 25% 0% 0 1 2 3 4 5 6 7 8 9 101112131415161718192021222324252627282930313233343536373839404142434445464748495051525354 36 Weeks Treatment of inflammation defined as non-pigmented or mixed pigmented AC/V, including trace cells, or iritis, or vitritis. IVT DEX = Ozurdex, DFBA = dilfuprednate, Ozurdex injections are represented as 8 weeks of treatment. Data cut: LUNA 29AUG2024

Extended Prophylaxis in LUNA Improves Upon OPTIC Experience Phase 3 regimen enhances overall safety profile & reduces long-term steroid need LUNA DFBA Prophylaxis Period OPTIC Proportion of Participants Receiving Steroids within Scheduled Prophylaxis or for Treatment of Inflammation 100% 75% 50% 25% 0% 0 1 2 3 4 5 6 7 8 9 101112131415161718192021222324252627282930313233343536373839404142434445464748495051525354 Weeks LUNA: DFBA Only OPTIC: DFBA Only 2E11 (n = 9) 6E10 (n = 10) 6E11 (n = 9) 2E11 (n = 10) 37 Treatment of inflammation defined as non-pigmented or mixed pigmented AC/V cells, iritis, or vitritis. DFBA = difluprednate. Data cut: OPTIC 21AUG2024, LUNA 29AUG2024

CST Maintained in Patients with High Disease Burden Fluid reduction in patients with baseline CST >300 μm; maintenance in ≤300 μm 150 LUNA Baseline CST ≤300μm (n=27) LUNA Baseline CST >300μm (n=33) Mean CST Change from 100 Baseline at Week 52, μm (95% CI) 50 2.9 (-14.3, 20.2) BL ≤300 μm 0 -34.4 (-64.9, -3.9) BL >300 μm -50 -100 -150 // BL 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 Week Baseline Characteristic for Subgroup CST ≤300 µm CST >300 µm Mean CST, µm (SD) 269.9 (18.7) 416.6 (119.1) 38 Data cut: LUNA 29AUG2024 Mean CST Change from Baseline, μm (95% CI)

Consistent Anatomic Benefit in Broad Population Anatomic stability with reduction and maintenance of CST in injection-free patients 150 LUNA Baseline CST ≤300μm (n=27) LUNA Baseline CST >300μm (n=33) Mean CST Change from LUNA Baseline CST ≤300μm, Injection-Free (n=16) LUNA Baseline CST >300μm Injection-Free (n=20) Baseline at Week 52, μm (95% CI) 100 All Participants 2.9 (-14.3, 20.2) 50 BL ≤300 μm, All -34.4 (-64.9, -3.9) BL >300 μm, All 0 Injection Free -50 -7.6 (-20.7, 5.5) BL ≤300 μm, Inj-Free -100 -38.0 (-67.0, -9.0) BL >300 μm, Inj-Free -150 // BL 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 Week Baseline Characteristic for Subgroup CST ≤300 µm CST >300 µm CST ≤300 µm CST >300 µm All Participants All Participants Injection Free Injection Free Mean CST, µm (SD) 269.9 (18.7) 416.6 (119.1) 273.8 (16.7) 417.6 (142.0) 39 Data cut: LUNA 29AUG2024 Mean CST Change from Baseline, μm (95% CI)

Ixo-vec Maintained Visual & Anatomic Outcomes BCVA maintenance demonstrated in overall population and injection-free patients Least Squares Means Change in Best Corrected Visual Acuity (BCVA) Over Time by Dose* 15 LS Means BCVA Change 6E10 (n=29) 2E11 (n=29) from Baseline at Week 52, 10 Letters (95% CI) 5 -2.1 (-4.8, 0.7) 0 6E10 -5 -1.8 (-4.6, 0.9) 2E11 -10 -15 // BL 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 Week Least Squares Means Change in Best Corrected Visual Acuity (BCVA) Over Time by Dose in Supplemental Injection Free Participants** 15 LS Means BCVA Change 6E10 (n=15) 2E11 (n=20) from Baseline at Week 52, 10 Letters (95% CI) 5 +1.1 (-2.7, 4.9) 0 6E10 -5 -2.2 (-5.5, 1.2) 2E11 -10 -15 // 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 BL Week 40 Least Squares Means are based on Mixed Model Repeated Measures (MMRM) including dose group, baseline value, visit and visit dose group *Excludes 1 participant at each dose with letter loss due to cataract, ** Excludes 1 participant with letter loss due to cataract Data cut: LUNA 29AUG2024 LS Means Change BCVA LS Means Change BCVA (95% CI) (95% CI)

75% Injection Free in 6E10 Patients with Less Treatment Burden

Treatment-experienced patients with ≤6 injections in year prior


MEAN INJECTION RATE: 4.7
Ixo-vec
Experienced Participants w/ ≤ 6 Prior Injections
(N=13)
Week -52
Week -26
Study Week
Week 26
Week 52
Week 91
Aflibercept
No supplemental injection given
Supplemental injection administered out of protocol
Ranibizumab
Faricimab
Bevacizumab
Other
Early Termination

LUNA 52 Weeks

	Overall (N = 13)	6E10 (n = 4)	2E11 (n = 9)
Injection Free	69%	75%	67%
≤1 Injection	92%	100%	89%
≤2 Injections	92%	100%	89%

Only one patient required supplemental injection through their Week 52 visit.

41

Doses pooled in swim lane plot to preserve investigator masking in an ongoing double masked study. Early termination patients not included in injection calculations. [% Injection Free = (Total Cohort - Early Termination Patients – Rescued Patients) / (Total Cohort – Early Termination Patients) * 100]. Experienced patients: diagnosed at least one year prior to administration of Ixo-vec.

ADVERUM

Data cut: LUNA 29AUG2024

Clinical Updates Underscore Ixo-vec’s Potential Best-in-Class Profile • Potential best-in-class product profile Maintenance of visual and anatomic endpoints with over 80% reduction in injection burden and greater than 50% injection freedom • 10X safety margin with >4 years follow-up • No OPTIC 2E11 patients had inflammation at Year 1 and through Year 4 • No LUNA 6E10 patients had inflammation at 52 weeks or any subsequent visit Favorable safety profile with local prophylaxis De-risked dose & prophylactic regimen for registrational trials 42 No inflammation: no ≥ 1 AC/V cells. OPTIC 2E11 participant with inflammation at year 2.5 underwent a cataract surgery near the start of OPTIC EXT. Data cut: OPTIC 21AUG2024, LUNA 29AUG2024

Ixo-vec Pivotal Program

Ixo-vec Pivotal Program for Wet AMD in Broad Patient Population Designed to maximize probabilities of clinical, regulatory, and commercial success 5+ Years of Clinical Experience Ixo-vec Global Pivotal Program Broad Wet AMD 10X Safety Population Margin § Two double-masked randomized Phase 3 trials Ixo-vec § Noninferiority design vs. on-label aflibercept Phase 3 § ARTEMIS U.S. study based on EOP2 feedback Advised by Regulatory nd § 2 study to be conducted in the U.S. and Ex-U.S. Agreement Global KOLs Addressing Unmet Needs and Patient Preference 44

ARTEMIS Phase 3 Wet AMD Study Design Noninferiority trial designed to enable regulatory approval and drive commercial success Randomized, Double Masked, On-Label Aflibercept-Controlled Phase 3 Trial in Broad Population Objective To demonstrate that a single intravitreal injection of Ixo-vec 6E10 achieves comparable visual outcomes to on-label aflibercept, while significantly reducing the treatment burden Trial Design Endpoints Primary Endpoint • Two-arm noninferiority trial in US • Ixo-vec 6E10 Mean change in BCVA from Baseline to • Aflibercept control 2mg q8W average of Weeks 52 and 56 • 284 treatment-naïve and previously treated patients with wet AMD • Sham injections for masking Secondary Endpoint • One-year primary endpoint with -4.5 Treatment burden reduction letter noninferiority margin 45

ARTEMIS Phase 3 Wet AMD Study Design Broad target patient population enriched for anti-VEGF response Key Inclusion Criteria Treatment-naïve and previously BCVA: Anti-VEGF responsive: treated wet AMD 35 – 78 letters After two aflibercept loading doses -8 -4 D1 1 4 8 12 16 20 24 28 32 36 40 44 48 52 56 104 Week Ixo-vec 6E10 n = 142 Aflibercept 2mg (Q8w) n = 142 Baseline Response Randomize Primary Endpoint Ixo-vec IVT Sham or supplemental injection if criteria met Aflibercept IVT Supplemental injection if criteria met Sham 46

ARTEMIS Phase 3 Wet AMD Study Design Patients randomized after 3 aflibercept loading doses and assessed every 4 weeks for disease activity Key Inclusion Criteria Treatment-naïve and previously BCVA: Anti-VEGF responsive: treated wet AMD 35 – 78 letters After two aflibercept loading doses Difluprednate prophylaxis -8 -4 D1 1 4 8 12 16 20 24 28 32 36 40 44 48 52 56 LTFU Week Ixo-vec 6E10 n = 142 Aflibercept 2mg (Q8w) n = 142 Baseline Response Randomize Supplemental aflibercept administered based on pre-specified criteria to protect Primary Endpoint masking, and the primary and secondary endpoints Ixo-vec IVT Sham or supplemental injection if criteria met Aflibercept IVT Supplemental injection if criteria met Sham Designed to Maximize Probability of Clinical, Regulatory, and Commercial Success 47 LTFU: Long-term follow-up

Patient Preference Survey

Pre-specified Patient Preference Survey Designed to understand patient needs & commercial potential “…Patient preference refers to a patient’s perspective, expectations, and goals for health, as well as the processes involved in evaluating the potential benefits, harms, and costs of each treatment option offered to the patient…” • Patient preference and DTC advertising has begun to drive adoption of novel therapies for wet AMD, with Vabysmo’s “Open up your World” campaign contributing to >$4B in annualized sales. • In LUNA, Adverum’s pre-specified patient preference survey asked whether patients prefer Ixo- vec over their prior treatment with IVT injections, whether the prophylaxis was easy to manage and if patients would recommend Ixo-vec to family or friends. 49 Source: Montori VM, et Al. Decision making and the patient. Manual for Evidence-Based Clinical Practice 2008.

>90% of Patients Preferred Ixo-vec over Today's Standard of Care

52-week results from LUNA pre-specified patient preference survey

LUNA

Would you prefer Ixo-vec therapy over the prior treatment(s) you received to treat your wet AMD?


7%
93%

Total Study (n=56)

Would you want to receive Ixo-vec therapy in your other eye if you had wet AMD in both eyes?


5%
95%

Total Study (n=56)

Would you recommend Ixo-vec to your family or friends if they had wet AMD?


4%
96%

Total Study (n=56)

Yes No

50

ADVERUM

Adverum conducted a pre-specified Patient Preference Survey in LUNA

Data cut: LUNA 29AUG2024

Topical Steroid Eyedrops were Easy or Very Easy to Manage

52-week results from LUNA pre-specified patient preference survey

LUNA

Was the steroid treatment you received easy to manage?



5%
95%
13%
88%
5%
35%
60%

Difluprednate Only
(n=20)

Ozurdex + Difluprednate
(n=16)

Oral Prednisone + Difluprednate +/- Ozurdex
(n=20)

- Easy or Very Easy to Manage
- Undecided
- Difficult or Very Difficult to Manage

51

ADVERUM

Adverum conducted a pre-specified Patient Preference Survey in LUNA

Data cut: LUNA 29AUG2024

100% of Ixo-vec 6E0 + Steroid Drops Preferred it over Standard of Care 52-week results from LUNA pre-specified patient preference survey Would you prefer Ixo-vec therapy Would you want to receive Ixo-vec Would you recommend Ixo-vec to over the prior treatment(s) you therapy in your other eye if you had your family or friends if they had received to treat your wet AMD? wet AMD in both eyes? wet AMD? 95% 93% 100% 100% 100% 6E10 + 6E10 + 6E10 + Difluprednate Difluprednate Difluprednate (n=10) (n=10) (n=10) 52 Yes No Adverum conducted a pre-specified Patient Preference Survey in LUNA Data cut: LUNA 29AUG2024

Commercial Opportunity

Large and Growing Global Market Opportunity

Wet AMD physicians and patients embrace innovation

Wet Age-Related Macular Degeneration

A leading cause of vision loss among older adults

1.5M
US Patients

20M
Worldwide

~200k US patients diagnosed annually

Up to 42% of patients develop bilateral disease within 2-3 years of initial diagnosis

Multi-Billion Dollar Market Opportunity

Growth driven by aging population and product innovation

Global Wet AMD Sales


~$6B
~$9B
~$13B
2015
2025E
2035E

54

Sources: Bright Focus Foundation. Age-Related Macular Degeneration: Facts & Figures.; Wong WL, et al. Global prevalence of age-related macular degeneration and disease burden projection for 2020 and 2040: a systematic review and meta-analysis. Lancet Glob Health. 2014;2:106–16.; Gangnon RE et al. (2015) JAMA Ophthalmol; 133 (2): 125–132.; 2023 Cowen Equity Research – Therapeutic Categories Outlook.; Company estimates.

ADVERUM

Ixo-vec is Poised to Transform How wAMD is Treated Potential product profile designed to fit needs of key stakeholders Seamless Patient Powerful and Emerging Predictable Practice Preference Durable Safety Profile Product Profile Efficacy Profile Integration & Impact • Sustained vision • No new onset of • IVT administration • Reduced patient drop off inflammation past week 30 • Durable anatomic • Integrates into clinical • Sustained long-term vision Providers improvements • Inflammation is infrequent, practice, operations, and for patients resolves and does not economic model • Substantial reduction in impact vision treatment burden • >50% chance of injection • Easy to manage • Fewer office visits • 93% preference over prior freedom steroid eye drops IVT injections Patients & • Routine retina visit • Sustained vision for life with • 100% said topical steroids Caregivers few injections were Easy or Very Easy to manage • Potential to reduce healthcare system burden in a cost-effective manner Payers • Maximize payer return on investment through preserving long-term vision with as little as one injection 55 Projected outcomes based on LUNA and OPTIC data presented and company expectations of how practices and payers will evolve to a changed paradigm.

Market Leadership in Wet AMD May Require Best-in-Class Profile that First Demonstrates Success in Hard-to-Treat Patients Annual Injection Burden (IRIS Registry, Weighted Average) Adoption over time >9 Injections 7-9 Injections 4-6 Injections 1-3 Injections Early Adopters Subsequent Expansion Hard-to-Treat Patients Less Severe Patients 56 Adapted from Wykoff CC, Garmo V, Tabano D, et al. Ophthalmol Sci. 2023;4(2):100421. Proportion of Patients

Wet AMD May be the First Large-Market Indication for Gene Therapy Market Epidemiology Economics Environment HIGH MASS MARKET URGENCY FOR ADOPTION PREVALENCE PRICING Lack of maintained vision in the Large addressable Lower cost per patient real-world suggest early adoption market at launch than orphan diseases after initial vision gain LARGE ANNUAL LOWER VALIDATED INCIDENCE COGS TREATMENT New patients, bilateral >1000x lower dose than Aflibercept sustained delivery, disease, growing with systemic gene therapies a mega-blockbuster anti-VEGF population ages 1 used in over 70M injections 57 1 https://investor.regeneron.com/news-releases/news-release-details/eylea-hdr-aflibercept-injection-8-mg-data-euretina-reinforce

CMC Positioned to Support Pivotal Program and Commercial Scale Up Ixo-vec currently manufactured at commercial scale Commercial-scale manufacturing in place at global CDMO Supported by robust regulatory CMC input All Ixo-vec Phase 3 material has been manufactured Cost-efficient Sf9 suspension process enables biologics-like COGS 58

KOL Panel

KOL Panel with Leading Retinal Specialists Discussing LUNA and OPTIC Results, and Pivotal Trial Design M O DE RA T O R Charles C. Wykoff, MD, PhD Director of Research, Retina Consultants of Texas Star Seyedkazemi, PharmD Chief Development Officer Szilárd Kiss, MD Mark Barakat, MD Distinguished Professor of Ophthalmology, Director of Clinical Research Director of Retina Service Macula Institute of Arizona Cornell University Adverum Board Member 60

Conclusion & Takeaways

Largest Treatment Burden Reduction in Hard-to-Treat Patients from 6 Months to > 4 Years % Annualized Reduction in Injection Burden 95% 92% 90% 89% 88% 86% 86% 85% 84% 84% 81% 81% 80% OPTIC (2E11) 76% 71% LUNA (6E10) 68% LUNA (2E11) RGX-314 SCS (2.5E11) RGX-314 SCS (5E11) RGX-314 SCS (1E12) 4D-150 (1E10) 4D-150 (3E10) Month 6 Year: 1 2 3 4 Among IVT and suprachoroidal gene therapy for wet AMD; excludes ABBV-RGX-314 subretinal. ABBV-RGX-314 SCS in AAVIATE (NB: 21 of 56 subjects at 1E12 dose received booster shot at wk 4, not included in post RGX-314 mean annualized injections). RGX-314 data as of 3Feb2024. Latest available 4D-150 PRISM Phase 2a Dose Expansion Cohort data as of 18Sep2024 (Phase 1/2a for 1E10 dose as Phase 2a wasn’t reported 62 separately). Data are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. Data cut: OPTIC 21AUG2024, LUNA 29AUG2024

Highest Injection-Free Rates in Hard-to-Treat Patients from 6 Months to > 4 Years % Injection-Free 83% 76% 73% OPTIC (2E11) 69% LUNA (6E10) 63% 60% LUNA (2E11) 54% 53% 53% 50% 50% 47% 37% 37% RGX-314 SCS (2.5E11) RGX-314 SCS (5E11) 29% 25% RGX-314 SCS (1E12) 4D-150 (1E10) 4D-150 (3E10) Month 6 Year: 1 2 3 4 Among IVT and suprachoroidal gene therapy for wet AMD; excludes ABBV-RGX-314 subretinal. ABBV-RGX-314 SCS in AAVIATE (NB: 21 of 56 subjects at 1E12 dose received booster shot at wk 4, not included in post RGX-314 mean annualized injections). RGX-314 data as of 3Feb2024. Latest available 4D-150 PRISM Phase 2a Dose Expansion Cohort data as of 18Sep2024 (Phase 1/2a for 1E10 dose as Phase 2a wasn’t reported 63 separately; calculated from swim lane plot). Data are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. Data cut: OPTIC 21AUG2024, LUNA 29AUG2024

5+ Years of Clinical Experience Establish 10x Safety Margin Ixo-vec 6E10 with extended prophylaxis de-risks Phase 3 & commercialization 6E11 Phase 3 Dose N=15 ü Enhanced Safety Profile ü Extended Steroid Prophylaxis ü Potential Best-in-Class Efficacy Profile 2E11 2E11 N=15 N=30 6E10 N=30 4+ Years Clinical Data 64 DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024 Dose (vg/eye) 10x Safety Margin

Reliable Benefit & Predictable Safety Enable True Paradigm Shift 4-year OPTIC & 52-week LUNA data underscore Ixo-vec’s profile Demonstrated Reliable Long-Term Benefit 78% of patients who were injection free through year 1 remained injection free through year 4 88% of patients who were injection free through year 2 remained injection free through year 4 Demonstrated Predictable Safety Profile with Local Prophylaxis NO new onset of inflammation after week 30 100% of inflammation resolved by year 1 65 No inflammation: no ≥ 1 AC/VC cells; OPTIC results refer to 2E11 dose DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024

Ixo-vec's Derisked Phase 3 and Commercial Profile

Clinical updates underscore Ixo-vec's potential best-in-class product profile

LUNA

OPTIC
Gene Therapy in nAMD

- **Potential best-in-class product profile**
  >50% injection free and >80% treatment burden reduction in hard-to-treat patients
- **10X safety margin with >4 years follow-up**
- **No OPTIC 2E11 patients had inflammation at Year 1 and through Year 4**
- **No LUNA 6E10 patients had inflammation at 52 weeks or any subsequent visit**
  Favorable safety profile with local prophylaxis
- **LUNA patient survey demonstrates strong patient preference for Ixo-vec**

ARTEMIS
Phase 3 Trial

6E10	**EOP2**	**284**	**Broad**	**1H25**
With topical steroid eyedrops	US study, incorporates FDA feedback	Patients	Patient population	Expected Phase 3 initiation

66

ADVERUM

No inflammation: no ≥ 1 AC/VC cells; OPTIC 2E11 participant with inflammation at year 2.5 underwent a cataract surgery near the start of OPTIC EXT.; EOP2: End of Phase 2 Meeting

DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024

Q&A

Question & Answer Session Laurent Fischer, MD Rabia Gurses Ozden, MD Star Seyedkazemi, PharmD President and Chief Medical Officer Chief Development Officer Chief Executive Officer Linda Rubinstein Mike Zanoni Jason Mitchell Peter Soparkar Chief Financial Officer Head of Investor Relations Chief Commercial Officer Chief Operating Officer Mark Barakat, MD Szilárd Kiss, MD Charles C. Wykoff, MD, PhD Director of Clinical Research Distinguished Professor of Ophthalmology, Director of Research, Macula Institute of Arizona Director of Retina Service Retina Consultants of Texas Cornell University Adverum Board Member

www.adverum.com For additional questions reach out to: IR@adverum.com ® Preserving Sight for Life

Appendix IVT Gene Therapy for the Treatment of wet AMD

LUNA & OPTIC Study Disposition 90 patients enrolled across LUNA & OPTIC trials LUNA OPTIC PARTICIPANT DISPOSITION Total Total Number of participants enrolled and dosed with Ixo-vec 60 30 Number of participants who completed 52-week visit 57 30 Number of participants enrolled in open-label extension - 23 Number of participants who completed year 4 visit - 21 Number of participants who discontinued after Ixo-vec dosing 3 7 By week 52 visit 3 0 By year 4 visit - 7 Reason for discontinuation (not related to Ixo-vec) Unrelated adverse event (incl. death) 3 3 Lost to follow-up / withdrew consent - 4 71 DATA CUT: OPTIC 21AUG2024, LUNA 29AUG2024

Response to Anti-VEGF in Treatment Naïve vs Treatment Experienced Wet AMD: Similar BCVA Trajectories After Initial 2 Loading Doses Treatment Naive Treatment Experienced 10 15 8 10 5 6 0 -5 4 -10 2 -15 0 4 8 12 16 20 24 28 32 36 40 0 0 4 8 12 16 20 24 28 32 36 40 44 48 Weeks Weeks 6 15 5 4 10 3 2 5 1 0 0 -1 4 8 12 16 20 24 28 32 36 40 44 48 Baseline 4 8 12 16 20 24 28 32 36 40 44 48 52 Weeks Weeks 72 Heier et al, Phase 3, Multicenter, Randomized, Double-Masked, Active Comparator–Controlled Studies to Evaluate the Efficacy and Safety of Faricimab in Patients With Neovascular Age-Related Macular Degeneration. Angiogenesis 2021 Virtual. EyleaHD (aflibercept injection) [package insert) 2023. Holekamp et al.. Ophthalmology.2022; 129(3):295-307. Khanani et al. Ophthalmology. 2022;129(9):974-985 PULSAR LUCERNE (EYELEA HD) (VABYSMO) Adjusted Mean BCVA Change Adjusted Mean BCVA Change from Baseline (ETDRS Letters) from Baseline (Letters) MERLIN ARCHWAY (BEOVU) (SUSVIMO) LS Mean BCVA Change from Adjusted Mean BCVA Change from Baseline (ETDRS Letters) Baseline (Letters)

CST Maintained in Patients with High Disease Burden Fluid reduction in patients with baseline CST >300 μm; maintenance in ≤300 μm Mean CST Change from Baseline at Week 52, μm (95% CI) 150 LUNA Baseline CST ≤300μm (n=27) LUNA Baseline CST >300μm (n=33) 2.9 (-14.3, 20.2) BL ≤300 μm 100 6E10 9.2 (-24.6, 43.0) BL ≤300 μm 50 2E11 -3.4 (-17.9, 11.1) 0 BL ≤300 μm -50 -34.4 (-64.9, -3.9) BL >300 μm 6E10 -100 -35.5 (-83.3, 12.3) BL >300 μm -150 // 2E11 BL 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 -33.3 (-77.6, 10.9) BL >300 μm Week Baseline Characteristic for Subgroup CST ≤300 µm CST >300 µm Mean CST, µm (SD) 269.9 (18.7) 416.6 (119.1) 73 Data cut: LUNA 29AUG2024 Mean CST Change from Baseline, μm (95% CI)

Stable Intraocular Pressure at Both Doses Mean IOP Over Time by Dose 6E10 30 6E10 Study Eye 6E10 Fellow Eye 25 20 15 10 5 0 // 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 BL Week 2E11 2E11 Study Eye 2E11 Fellow Eye 30 25 20 15 10 5 0 // BL 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 Week 74 Data cut: LUNA 29AUG2024 Mean (SD) IOP mm Mean (SD) IOP mm Hg Hg

LUNA Overall Population: Frequency of Inflammation No patients at 6E10 had inflammation at week 52 or at any subsequent visit Frequency of Inflammation Over Time by Dose 6E10 2E11 LUNA LUNA 30 30 25 25 20 20 15 15 10 10 5 5 0 0 0 2 4 6 8 1012141618202224262830323436384042444648505254565860626466 0 2 4 6 8 10121416182022242628303234363840424446485052545658606264 65 66 65 * Weeks Weeks AC Cells ≥1+ VC Cells ≥1+ 75 AC, aqueous cells; VC, vitreous cells. Cell grades as assessed by slit lamp, Grade categories are based on the Standardization of Uveitis Nomenclature (SUN) criteria for aqueous cells and National Institutes of Health guidelines for vitreous cells. AC: 0.5+: 1-5 cells 1+: 6-15 cells 2+: 16-25 cells 3+: 26-50 cells 4+: >50 cells; VC: 0.5+: 1-10 cells 1+: 11-20 cells 2+: 21-30 cells 3+: 31-100 cells 4+: >100 cells; Rare cells are captured as 0.5+ for analysis, * . *Protocol amended early in study to include difluprednate starting at week 4 to match the taper in difluprednate regimens; if initiated after week 4 visit, difluprednate may be adjusted at the discretion of investigator in consult with medical monitors (6 participants did not receive difluprednate as part of prophylaxis Data cut: LUNA 29AUG2024 Count of Participants Count of Participants

Case Study: Ixo-vec 2E11 Reduces Fluctuations in Fluid and Central Subfield Thickness (CST) 90-Year-Old Female with 9 IVTs in the 12 Months Prior to Ixo-vec -56 weeks Aflibercept Q5W prior to Ixo-vec -2 wks (baseline) 90 BCVA: 53 letters CST: 358 µm 80 70 Day 0 60 Ixo-vec administration 50 40 0 1 2 3 Years 600 500 400 300 200 100 -1 2 3 0 1 -55 -43 -31 -19 -7 5 17 29 41 53 65 77 89 101 113 125 137 149 161 173 Years Baseline Anti-VEGF injection Study visit, no supplemental injection 76 Data cut: OPTIC 21AUG2024 CST (µm) BCVA (ETDRS)

Case Study: Ixo-vec 2E11 Reduces Fluctuations in Fluid and Central Subfield Thickness (CST) 90-Year-Old Female with 9 IVTs in the 12 Months Prior to Ixo-vec -56 weeks Aflibercept Q5W prior to Ixo-vec 100% anti-VEGF injection free following Ixo-vec Ixo-vec -2 wks (baseline) 90 BCVA: 53 letters CST: 358 µm 80 70 Day 0 60 Ixo-vec administration 50 9 Months 40 0 1 2 3 BCVA ∆: +18 letters Years CST ∆: -127 µm Ixo-vec 1 Year 600 BCVA ∆: +16 letters 500 CST ∆: -132 µm 400 2 Years 300 BCVA ∆: +5 letters 200 CST ∆: -93 µm 100 -1 2 3 2.2 Years 0 1 -55 -43 -31 -19 -7 5 17 29 41 53 65 77 89 101 113 125 137 149 161 173 Years BCVA ∆: +13 letters CST ∆: -135 µm 77 Baseline Anti-VEGF injection Study visit, no supplemental injection Data cut: OPTIC 21AUG2024 CST (µm) BCVA (ETDRS)